Exhibit 10.2

EXECUTION VERSION

THIRD AMENDMENT

Dated as of May 25, 2012

to

AMENDED AND RESTATED CREDIT AGREEMENT

among

AVIS BUDGET HOLDINGS, LLC,

AVIS BUDGET CAR RENTAL, LLC,

as Borrower,

The Subsidiary Borrowers from Time to Time Parties Hereto,

The Several Lenders from Time to Time Parties Hereto,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

DEUTSCHE BANK SECURITIES INC.,

as Syndication Agent,

BANK OF AMERICA, N.A.,

BARCLAYS BANK PLC,

CITICORP USA, INC,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

and

THE ROYAL BANK OF SCOTLAND PLC,

as Co - Documentation Agents,

Dated as of May 3, 2011

J.P. MORGAN SECURITIES LLC

BANK OF AMERICA MERRILL LYNCH

BARCLAYS BANK PLC

DEUTSCHE BANK SECURITIES

as Joint Lead Arrangers and Bookrunners

THIRD AMENDMENT

This Third Amendment, dated as of May 25, 2012 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of May 3, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among others, AVIS BUDGET HOLDINGS, LLC (“Holdings”), AVIS BUDGET CAR RENTAL, LLC (the “Borrower”), the subsidiary borrowers from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”; and together with the other agents named therein, the “Agents”) and the several lenders from time to time parties thereto (the “Lenders”). J.P. MORGAN SECURITIES LLC, BANK OF AMERICA MERRILL LYNCH, BARCLAYS BANK PLC, and DEUTSCHE BANK SECURITIES are acting as joint lead arrangers and bookrunners in connection with this Amendment.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders and the Agents are parties to the Credit Agreement, and the Borrower has requested that the Credit Agreement be amended as set forth herein;

WHEREAS, as permitted by Section 10.1 of the Credit Agreement, the Required Lenders and the Administrative Agent are willing to agree to this Amendment upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

SECTION 2. Amendments to Section 1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by:

(a)	adding the following new definitions in the appropriate alphabetical order:

“Incremental Term Loan Increase”: is defined in Section 2.23.

“Third	Amendment”: the Third Amendment to this Agreement, dated as of the Third Amendment Effective Date.

“Third	Amendment Effective Date”: the “Third Amendment Effective Date”, as defined in the Third Amendment, which date is May 25, 2012.

(b)	amending the definition of “Loan Documents” by inserting “, the Third Amendment” immediately after the words “the Second Amendment”.

SECTION 3. Amendments to Section 2 (Amount and Terms of Commitments).

(a)	Section 2.23(a) of the Credit Agreement is hereby amended by:

(i)	adding the phrase “(A)” after the phrase “may request the establishment of (x) one or more” in the first sentence thereof;

(ii)	adding the phrase “or (B) increases (an “Incremental Term Loan Increase”) to an existing tranche of term loans” after the phrase “(A) additional tranches of term loans” in the first sentence thereof;

(b)	Section 2.23(b)(viii) is hereby amended by:

(i)	replacing the word “Any” at the beginning of the last sentence thereof with the word “any” and immediately prior to such word, adding the phrase “Except for Incremental Term Loans made in connection with an Incremental Term Loan Increase,”;

SECTION 4. Amendment to Section 4 (Representations and Warranties). Section 4.15 of the Credit Agreement is hereby amended by:

(a)        deleting the phrase “related to the Second Amendment” following the end of the last sentence thereof and inserting the word “related” after the phrase “to pay” such that the sentence reads as follows:

“The proceeds of Tranche C Term Loans shall be used only (i) to repay the existing Indebtedness of the Borrower and its Subsidiaries and (ii) to pay related costs and expenses.”

SECTION 5. Amendment to Section 7 (Clauses Restricting Subsidiary Distributions). Section 7.12(c)(vi) of the Credit Agreement, is hereby amended by:

(a)        deleting the phrase “the assets of such Foreign Subsidiary” and replacing it with the phrase “such Foreign Subsidiary and its assets”.

SECTION 6. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates that, after giving effect to this Amendment (i) each of the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects except to the extent that such representations and warranties expressly relate solely to a specific earlier date, and except for any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect,” or similar language, in which case the Borrower hereby confirms, reaffirms and restates that such representations and warranties are true and correct in all respects and (ii) no Default or Event of Default shall have occurred or be continuing.

SECTION 7. Conditions to Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Third Amendment Effective Date”):

(a)        The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by (i) a duly authorized officer of Holdings and the Borrower and (ii) the Required Lenders.

(b)        All reasonable and documented out-of-pocket costs and expenses (including, to the extent invoiced in advance, reasonable legal fees and out-of-pocket expenses of one firm of counsel) on or prior to the Third Amendment Effective Date shall have been paid.

SECTION 8. Continuing Effect; No Other Amendments or Consents.

(a)        Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)        The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 9. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one firm of counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

SECTION 11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

AVIS BUDGET HOLDINGS, LLC

By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC

By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Vice President and Treasurer

Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ L. Dustin Vincent, III
Name:	L. Dustin Vincent, III
Title:	Managing Director

FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:

By:
Name:
Title:

Signature Page to Third Amendment

Barclays Bank PLC, as a Lender

By:	/s/ Gregory Fishbein
Name:	Gregory Fishbein
Title:	Assistant Vice President

Signature Page to Third Amendment

DEUTSCHE BANK AG NEW YORK BRANCH as a Lender

By:	/s/ Omayra Lancella
Name:	Omayra Lancella
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Director

Signature Page to Third Amendment

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David Mahmood
Name:	David Mahmood
Title:	Managing Director

Signature Page to Third Amendment

CITIBANK, N.A., as a Lender

By:	/s/ Christopher Wood
Name:	Christopher Wood
Title:	Vice President

FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:

By:
Name:
Title:

Signature Page to Third Amendment

Credit Agricole Corporate and Investment Bank, as a Lender

By:	/s/ Michael Madnick
Name:	Michael Madnick
Title:	Managing Director

FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:

By:	/s/ Pamela Donnelly
Name:	Pamela Donnelly
Title:	Managing Director

Signature Page to Third Amendment

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Christopher Winthrop
Name:	Christopher Winthrop
Title:	Executive Director

FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:

By:
Name:
Title:

Signature Page to Third Amendment

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Christopher Winthrop
Name:	Christopher Winthrop
Title:	Executive Director

FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:

By:
Name:
Title:

Signature Page to Third Amendment

The Royal Bank of Scotland plc, as a Lender

By:	/s/ James Welch
Name:	James Welch
Title:	Director

FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:

By:
Name:
Title:

Signature Page to Third Amendment

SCOTIABANC INC. as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

Signature Page to Third Amendment

UniCredit Bank AG, New York Branch, as a Lender

By:	/s/ Douglas Riahi
Name:	Douglas Riahi
Title:	Director – Senior Relationship Manager

By:	/s/ Pranav Surendranath
Name:	Pranav Surendranath
Title:	Vice President

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ L. Dustin Vincent, III
Name:	L. Dustin Vincent, III
Title:	Managing Director

FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:

By:
Name:
Title:

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ L. Dustin Vincent, III
Name:	L. Dustin Vincent, III
Title:	Managing Director

FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:

By:
Name:
Title:

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ L. Dustin Vincent, III
Name:	L. Dustin Vincent, III
Title:	Managing Director

FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:

By:
Name:
Title:

Signature Page to Third Amendment